     As Filed with the Securities and Exchange Commission on June 11, 1998.
                                      Registration No. 33-____________________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                QUIKSILVER, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                           33-0199426
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

                          ____________________________

                                 1740 Monrovia
                             Costa Mesa, CA  92627
                   (Address, of Principal Executive Offices)
                          ____________________________

                                Quiksilver, Inc.
                             1996 Stock Option Plan
                 1998 Nonemployee Directors' Stock Option Plan
                         1997 Mervin Stock Option Plan
                            (Full Title of the Plan)
                          ____________________________

                            Robert B. McKnight, Jr.
                            Chief Executive Officer
                                Quiksilver, Inc.
                                 1740 Monrovia
                             Costa Mesa, CA  92627
                                 (714) 645-1395

                     (Name, Address, and Telephone Number,
                   Including Area Code, of Agent for Service)
                          ____________________________

=====================================================================================================================
                                           CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                            Proposed Maximum     Proposed Maximum       Amount of
          Title of Securities              Amount to be      Offering Price          Aggregate        Registration
           to be Registered                 Registered        Per Share(1)        Offering Price           Fee
---------------------------------------------------------------------------------------------------------------------
 Common Stock, par value
  $.01 per share . . . . . . . . . . .      1,480,200           $20.00             $29,604,000           $8,734
=====================================================================================================================


(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) and based on the average of the high and low sales prices of the Common Stock of Quiksilver, Inc. on June 8, 1998.

                           INCORPORATION BY REFERENCE

                 The contents of the Form S-8 Registration Statement (File No. 33-24527) previously filed by Quiksilver, Inc. with the Securities and Exchange Commission are hereby incorporated herein by reference.


                                    EXHIBITS

                 5.1      Opinion of Hewitt & McGuire

                 23.1     Consent of Deloitte & Touche LLP

                 23.2     Consent of Hewitt & McGuire (included in Exhibit 5.1)

                 24.1     Power of Attorney (Contained on Signature Page)


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on this 9th day of June, 1998.

                                        QUIKSILVER, INC.


                                        By: /s/ Robert B. McKnight, Jr.
                                            ---------------------------------
                                                Robert B. McKnight, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer

                              POWER OF ATTORNEY

                 Each person whose signature appears below authorizes Robert B. McKnight, Jr. and Steven L. Brink, and either of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact, for him or her in any and all capacities, to sign any amendments (including post-effective amendments) to the Registration Statement and to file the same with Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of June 9, 1998.


Signature                                          Title                                  Date
---------                                          -----                                  ----
/s/ Robert B. McKnight, Jr.         Chairman of the Board, Chief Executive             June 9, 1998
---------------------------------   Officer and Director
    Robert B. McKnight, Jr.         (principal executive officer)


/s/ Steven L. Brink                 Chief Financial Officer, Secretary                 June 9, 1998
---------------------------------   and Treasurer (principal accounting
    Steven L. Brink                 officer)

                                    Director                                           June  , 1998
---------------------------------
    Charles E. Crowe

/s/ Robert G. Kirby                 Director                                           June 9, 1998
---------------------------------
    Robert G. Kirby

/s/ William M. Barnum, Jr.          Director                                           June 9, 1998
---------------------------------
    William M. Barnum, Jr.

/s/ Michael Gray                    Director                                           June 9, 1998
---------------------------------
    Michael Gray

                                    Director                                           June  , 1998
---------------------------------
    Tom Roach

/s/ Harry Hodge                     Director                                           June 9, 1998
---------------------------------
    Harry Hodge

                                        EXHIBIT INDEX
                                        -------------

                                                                                       Sequentially
Exhibit Number                            Exhibit                                      Numbered Page
--------------                            -------                                      -------------
     5.1              Opinion of Hewitt & McGuire, LLP

     23.1             Consent of Deloitte & Touche LLP

     23.2             Consent of Hewitt & McGuire (included in Exhibit 5.1)

     24.1             Power of Attorney (contained on Signature Page)


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